                                                                   Exhibit 10.15


April 14, 2003

Fleet National Bank
111 Westminster Street
Providence, RI 02903-0368

MicroFinancial Incorporated
10-M Commerce Way
Woburn, MA 01801
Attention: Peter R. Bleyleben, President

Re: Subordinated Capital Notes
    --------------------------

Ladies and Gentlemen:

     1. Reference is hereby made to (i) those certain subordinated capital notes of MicroFinancial, Inc. (the "Company") issued to (a) Andrew G. Mills, (b) Dkfm. Fritz Froehlich, (c) Judith B. Keyes Trust, (d) Jonathan M. Keyes Trust,
(e) Henry M. Keyes Irrevocable Trust, (f) Henry M. Keyes Trust, (g) Richard F. Latour, (h) Bay Resource Corporation Money Purchase Pension Plan FBO PGR Lloyd IRA R/O, (i) John Bryan Mims, (j) Susan A. Mims, (k) Peter R. and Christa R. Bleyleben, (1) Salomon Smith Barney Custodian FBO Brian E. Boyle IRA (67665812) and (m) Torrence C. Harder, more fully described on Annex A hereto (collectively, the "Notes") and (ii) the Fourth Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), made as of August 22, 2000, by and among Leasecomm Corporation, a Massachusetts corporation (the "Borrower"), Fleet National Bank, a national banking association ("Fleet"), the other financial institutions from time to time party thereto (together with Fleet, the "Lenders") and Fleet, as agent for the Lenders (the "Agent"). Each capitalized term used herein without definition and defined in the Notes shall have the same meaning herein as set forth in the Notes.

     2. Pursuant to that certain Fourth Amended and Restated Guaranty, dated as of August 22, 2000 (the "Guaranty"), the Company has guaranteed all of the Obligations (as defined in the Credit Agreement) of the Borrower under the Credit Agreement and other Loan Documents (as defined in the Credit Agreement) (the obligations of the Company under the Guaranty referred to herein as the "Guaranteed Obligations").

     3. In order to induce the Lenders to enter into the Second Amendment to the Credit Agreement, the Company and each of the undersigned holders of the Notes hereby confirms, acknowledges and agrees as follows (it being understood that each holder is so confirming, acknowledging and agreeing only as to itself and the Note(s) held by such holder):

          (a) The Guaranteed Obligations, whether contingent or liquidated, constitute "Senior Indebtedness" under the Notes and the Agent and the Lenders shall be entitled to the benefit of the subordination provisions contained in the Notes.

          (b) Notwithstanding anything to the contrary contained in the Notes, no payment of principal shall be made with respect to any of the Notes until all of the Obligations (as defined in the Credit Agreement) have been paid in full, in cash.

          (c) In addition to and without limiting the Section in each of the Notes entitled "Permitted Payments of Note", if prior to the time of any regularly scheduled payment under any of the Notes, the Agent has delivered to the Company written notice of any Event of Default (as defined the Credit Agreement) under the Credit Agreement or any of the other Loan Documents (as defined in the Credit Agreement), other than with respect to a payment default referred to in the Section in each of the Notes entitled "Permitted Payments of Note", no regularly scheduled payments under the Notes shall be made commencing on the date of such notice and ending 180 days thereafter.

          (d) The Note held by each holder as indicated on Annex A hereto has not been amended or modified since the date of the issuance thereof. Each holder of a Note will not consent to any amendment or modification of its Note, will not sell or transfer such Note and will not consent to or accept any prepayment, redemption or purchase of such Note by the Company, in each case, without the prior written consent of the Agent.





                   Remainder of page intentionally left blank

IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the date first written above.



                                   FLEET NATIONAL BANK, individual and as Agent

                                   By: /s/ Daniel Butler
                                       ----------------------------------------
                                       Name: Daniel Butler
                                       Title: Authorized Officer


                                   Company:
                                   --------

                                   MICROFINANCIAL INCORPORATED

                                   By: /s/ Authorized Signatory
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   Holders of the Notes:
                                   ---------------------

                                   ANDREWS G. MILLS

                                   By: /s/  Andrews G. Mills
                                       -----------------------------------------
                                       Name:
                                       Title:



                                   DKFM. FRITZ FROEHLICH

                                   By: /s/ Fritz Froehlich
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   JUDITH B. KEYES TRUST

                                   By: /s/ Authorized Signatory
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   JONATHAN M. KEYES TRUST

                                   By: /s/ Authorized Signatory
                                       -----------------------------------------
                                       Name:
                                       Title:

                                  HENRY M. KEYES IRREVOCABLE TRUST

                                  By: /s/ Authorized Signatory
                                      -----------------------------------------
                                      Name:
                                      Title:



                                  HENRY M. KEYES TRUST

                                  By: /s/ Authorized Signatory
                                      -----------------------------------------
                                      Name:
                                      Title:


                                  RICHARD F. LATOUR

                                   By: /s/ Richard F. Latour
                                       -----------------------------------------
                                       Name: Richard F. Latour
                                       Title:


                                  BAY RESOURCES CORPORATIION MONEY PURCHASE
                                  PENSION PLAN FBO PGR LLOYD IRA R/0

                                  By: /s/ Authorized Signatory
                                      -----------------------------------------
                                      Name:
                                      Title:


                                  JOHN BRYAN MIMS

                                  By: /s/ John Bryan Mims
                                      -----------------------------------------
                                      Name:
                                      Title:


                                  SUSAN A. MIMS

                                  By: /s/ Susan A. Mims
                                      -----------------------------------------
                                      Name:
                                      Title:


                                  PETER R. AND CHRISTA R. BLEYLEBEN


                                  By: /s/ Peter R. and Christa R. Bleyleben
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  SALOMON SMITH BARNEY CUSTODIAN FBO
                                  BRIAN E. BOYLE IRA (676-65812)


                                  By: /s/ Authorized Signatory
                                      -----------------------------------------
                                      Name:
                                      Title:


                                  TORRENCE C. HARDER

                                  By: /s/ Torrence C. Harder
                                      -----------------------------------------
                                      Name: Torrence C. Harder
                                      Title:

                                    ANNEX A
                                     NOTES

----------------------------------------------------------------------------------------------
NOTEHOLDER                            TYPE OF DEBT          AMOUNT         DATE
----------------------------------------------------------------------------------------------
Andrew G. Mills                   11.25% capital note      $  500,000      4/10/01 - 5/1/04

----------------------------------------------------------------------------------------------
Dkfm. Fritz Froehlich              8% capital note         $   35,000      12/1/98- 12/1/03
----------------------------------------------------------------------------------------------
Judith B. Keyes Trust             12% capital note         $  150,000      10/22/01 - 11/1/06
Type of Debt:
----------------------------------------------------------------------------------------------
Jonathan M. Keyes                 12% capital note         $  150,000      10/22/01 - 11/1/06
Trust

----------------------------------------------------------------------------------------------
Henry M. Keyes                    11% capital note         $   25,000       10/22/01 - 11/1/04
Irrevocable Trust
----------------------------------------------------------------------------------------------
Henry M. Keyes Trust              11% capital note         $   25,000      10/22/01 - 11/1/04

----------------------------------------------------------------------------------------------
Note to Richard F. Latour          9% capital note         $   75,000      5/1/01 - 5/1/03
----------------------------------------------------------------------------------------------
Bay Resource                      12.5% capital note       $1,300,000      2/20/01 - 3/1/06
Corporation Money
Purchase Pension Plan
FBO PGR Lloyd IRA
R/O
----------------------------------------------------------------------------------------------
John Bryan Mims                   12.25% capital note      $  250,000      3/30/01 - 3/29/06

----------------------------------------------------------------------------------------------
Susan A. Mims                     12.25% capital note      $  250,000      3/30/01 - 3/29/06
----------------------------------------------------------------------------------------------
Peter R. and Christa              12% capital note         $  200,000      5/1/01 - 5/1/06
R. Bleyleben
----------------------------------------------------------------------------------------------
Salomon Smith                     12% capital note         $  200,000      5/10/01 - 5/1/06
Barney Custodian
FBO Brian E. Boyle
IRA (676-65812)
----------------------------------------------------------------------------------------------
Torrence C. Harder                12% capital note         $  100,000      5/22/01 - 5/1/06
----------------------------------------------------------------------------------------------